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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                              --------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 14, 2003


                                VERITAS DGC INC.
             (Exact Name of Registrant As Specified In Its Charter)


          DELAWARE                      001-7427                76-0343152
(State or Other Jurisdiction      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                             10300 TOWN PARK DRIVE
                              HOUSTON, TEXAS 77072
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                  832-351-8300
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

EXHIBIT NO.        DESCRIPTION
99.1               Press release of Veritas DGC Inc. dated October 14, 2003.



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On October 14, 2003, the Registrant issued a press release announcing that it had revised its 2003 fiscal fourth quarter and fiscal year results and providing additional balance sheet and cash flow information for such periods. A copy of the October 14, 2003 press release is attached as
Exhibit 99.1 to this current report on Form 8-K.

                  THE INFORMATION CONTAINED IN THIS CURRENT REPORT, INCLUDING THE EXHIBIT ATTACHED HERETO, SHALL NOT BE DEEMED "FILED" FOR THE PURPOSES OF
SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  VERITAS DGC INC.
                                  (Registrant)



                                       /s/ Matthew D. Fitzgerald
                                  -------------------------------------
                                           Matthew D. Fitzgerald
                              Executive Vice President, Chief Financial Officer
                                               and Treasurer




Date: October 14, 2003


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                                 EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
99.1               Press release of Veritas DGC Inc. dated October 14, 2003.